Exhibit 10.46

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) dated as of December 7, 2016 (the “Effective Date”) is entered into between Vanda Pharmaceuticals Inc., a Delaware corporation with an address at 2200 Pennsylvania Avenue, N.W., Washington, DC 20037, on behalf of itself and its Affiliates (collectively, “Vanda”), and Apotex Inc., a corporation organized and existing under the laws of Canada, with a place of business at 150 Signet Drive, Toronto, Ontario M9L 1T9, Canada, and Apotex Corp., a Delaware corporation with a place of business at 2400 North Commerce Parkway, Suite 400, Weston, FL 33326, on behalf of themselves and each of their Affiliates (collectively, “Apotex”).

WHEREAS Vanda is the owner of the Patent Rights (as the term is defined below) and has sued Apotex Inc. and Apotex Corp. in an action captioned Vanda Pharmaceuticals Inc. v. Apotex Inc. and Apotex Corp., Case No. 1:15-cv-00922-GMS (D. Del.) (the “Litigation”) which is pending in the United States District Court, District of Delaware (the “Court”), in which Vanda alleges that Apotex Inc.’s filing of Abbreviated New Drug Application (“ANDA”) No. 208367 infringes U.S. Patent Nos. 8,586,610 (“the ’610 patent”) and 9,138,432 (“the ’432 patent”), and Apotex has filed counterclaims in the Litigation alleging that the ’610 and ’432 patents are invalid and not infringed; and

WHEREAS the parties desire to settle the Litigation and Apotex desires to receive, and Vanda desires to grant to Apotex, a non-exclusive, **** license under the Patent Rights to make, use, sell, offer for sale and import Generic Product (as the term is defined below), all on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

1.1 “Affiliate” means, with respect to any entity, any other entity that directly or indirectly controls, is controlled by, or is under common control with, such entity. An entity shall be regarded as in control of another entity if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of the other entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other entity by any means whatsoever.

1.2 “****” shall mean the **** (as defined below).

1.3 “Authorized Generic” shall mean any product that is sold, offered for sale or distributed in the United States pursuant to **** but not under the Fanapt® tradename or another trademark or tradename owned by Vanda or its Affiliates.

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1.4 “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which the state or federal courts located in the State of Delaware are authorized or obligated by law or executive order to be closed.

1.5 “Confidential Information” means all non-public materials, information and data concerning the disclosing party and its operations that is disclosed by the disclosing party to the receiving party pursuant to this Agreement, orally or in written, electronic or tangible form, or otherwise obtained by the receiving party through observation or examination of the disclosing party’s operations. Confidential Information includes, but is not limited to, information about the disclosing party’s financial condition and projections; business, marketing or strategic plans; sales information; customer lists; price lists; databases; trade secrets; product prototypes and designs; techniques, formulae, algorithms and other non-public process information. Notwithstanding the foregoing, Confidential Information of a party shall not include that portion of such materials, information and data that, and only to the extent, that the recipient can establish by written documentation: (a) is known to the recipient as evidenced by its written records before receipt thereof from the disclosing party, (b) is disclosed to the recipient free of confidentiality obligations by a Third Party who has the right to make such disclosure without obligations of confidentiality, (c) is or becomes part of the public domain through no fault of the recipient, or (d) the recipient can reasonably establish is independently developed by persons on behalf of recipient without the use of the information disclosed by the disclosing party.

1.6 “Fanapt Products” means the form, formulation, and dosage of the current FDA-approved Fanapt® products listed on Exhibit A. For the avoidance of doubt, Fanapt Products shall not include any **** (collectively, “****”). For any such **** Vanda agrees that, if ****.

1.7 “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.8 “Generic Product” means—regardless of whether a product is considered generic, branded, private-labeled or otherwise—a product for which FDA approval is sought as, or that has been deemed by FDA to be, bioequivalent to one of the Fanapt Products and has the same strength and dosage form as one of the Fanapt Products. For the avoidance of doubt, “Generic Product” does not include the Fanapt Products themselves but does include any Authorized Generic.

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1.9 “Orange Book” means the current edition (in electronic or hard copy form) of the FDA’s publication Approved Drug Products with Therapeutic Equivalence Evaluations, as may be amended from time to time, and any successor publication thereto.

1.10 “Patent Rights” means (a) the patents listed on Exhibit B to this Agreement and the patent applications giving rise thereto, (b) all provisional applications, divisionals, continuations, continuations-in-part, reissues and renewals that claim priority to, or common priority with, any patent application that resulted in the patents described in clause (a) above, and all patents granted thereon, (c) all patents that have issued or in the future issue from any of the foregoing patent applications, including utility, model and design patents and certificates of invention, together with any reexamination certificates (including any amended claims from an inter partes review or post-grant review proceeding), reissues, renewals, extensions, and extended exclusivities or restorations by existing or future extension or restoration mechanisms, or additions thereto, and (d) all other relevant patents and patent applications, if any, that cover Fanapt Products or an approved use of a Fanapt Product.

1.11 “Third Party” means any person or entity other than Vanda or Apotex.

1.12 “Trigger Date” means, with respect to a Generic Product for which Apotex has an approved ANDA, on a Generic-Product-by-Generic-Product basis, the earliest of:

(a) The date of expiration of the ’610 patent, i.e., November 2, 2027, **** and further providing that if the ‘610 patent does not lapse and Vanda obtains pediatric exclusivity pursuant to 21 U.S.C. § 355A with respect to the ’610 patent (as reflected in the Orange Book), then in such case the date for purposes of this subsection 1.12(a) shall be May 2, 2028;

(b) the date on which (i) a final decision by a court from which no appeal can be taken, other than a petition for a writ of certiorari, is entered holding that all of the then-asserted claims of the Patent Rights as to such Generic Product are unpatentable or invalid or unenforceable or not infringed by the applicable Generic Product (for the avoidance of doubt, a court of appeals’ judgment or order is not “final” until issuance of the mandate); or (ii) a final decision by the U.S. Patent and Trademark Office, from which no appeal can be taken, is entered holding that all of the then-asserted claims of the Patent Rights as to such Generic Product are unpatentable or invalid or unenforceable (for the avoidance of doubt, a court of appeals’ judgment or order is not “final” until issuance of the mandate);

(c) the date on which such Generic Product is first sold in the United States by a Third Party that holds or is otherwise licensed under an approved ANDA to manufacture and/or sell such Generic Product in the United States (“Third Party ANDA Holder”) after the Effective Date ****;

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****

(d) the first date when such Generic Product is licensed to be sold in the United States by a Third Party who is under authority or license of Vanda;

(e) ****; and

(f) if any license or settlement agreement between Vanda and a Third Party allows or causes to allow a Third Party rights under the Patent Rights to sell Generic Product on a specific date that is earlier than the operative date under subsection 1.12(a), 1.12(c), 1.12(d), and as to any entity under 1.12(e), above (each an “Earlier Trigger Date”), then Vanda shall notify Apotex in writing of the Earlier Trigger Date within **** of learning of or granting of the Earlier Trigger Date, including, but not limited to, within **** of learning of the activation of a corresponding “trigger date” in a settlement agreement or license agreement with a Third Party or Affiliate of Vanda, and this Agreement shall automatically be amended to include such Earlier Trigger Date as subsection 1.12(g), and further providing that ****. For the avoidance of doubt, a “specific date” may be either a specified date (i.e. wherein the license agreement or settlement agreement identifies a specific date by day, month and year), or may also be, for example, a “trigger date” that is defined by the terms of a settlement agreement or license agreement with a Third Party.

****

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****

1.13 “United States” means the United States of America, including its territories and possessions.

1.14 “Valid Claim” means a claim in an issued patent within the Patent Rights that has not (a) expired; (b) been disclaimed (but, if terminally disclaimed, only after the patent to which the terminal disclaimer is tied has expired); (c) been declared invalid or unenforceable in a final decision of a court, or (d) been declared invalid or unenforceable in a final decision by the U.S. Patent and Trademark Office, from which no appeal can be taken (for the avoidance of doubt, a court of appeals’ judgment or order is not “final” until issuance of the mandate).

1.15 “Vanda NDA” means the New Drug Application **** and any supplements or amendments thereto.

2. RELEASE; PATENT RIGHTS; COVENANTS.

2.1 Release. Apotex, on its own behalf and on behalf of any person or entity within its control or with whom it contracts in any way with respect to the ANDA and/or any Generic Product, represents and warrants that, as of the Effective Date, neither Apotex nor any person or entity within its control or with whom it has contracted with respect to the ANDA and/or Generic Product, has manufactured, used, sold, offered for sale, imported or distributed in the United States any Generic Product except for purposes that would not constitute infringement of the Patent Rights as a result of the application of 35 U.S.C. § 271(e)(1). In consideration for the covenants set forth in this Agreement, and in reliance on the representation and warranty in the preceding sentence, Vanda hereby as of the Effective Date fully, finally, and irrevocably releases Apotex and its Affiliates **** (collectively, the “Apotex Releasees”) from all claims and other Losses (as that term is defined below) arising from the manufacture, use, sale, offer for sale, importation or distribution of Apotex’s Generic Product prior to the Effective Date (the “Released Claims”).

2.2 Prior to Trigger Dates.

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2.2.1 Commencing on the Effective Date and continuing until the Trigger Date, Apotex shall not—and shall not directly or indirectly encourage or assist any Third Party to—develop, make, use, sell, offer for sale, or import into the United States any Generic Product. Notwithstanding the foregoing, ****. For the avoidance of doubt, and further notwithstanding the foregoing, ****.

2.2.2 If Vanda enters into any agreement allowing a Third Party ANDA Holder **** then this Agreement shall automatically ****.

2.2.3 Nothing in this Agreement shall be construed as prohibiting Apotex from engaging in any activity that would not constitute infringement of the Patent Rights as a result of the application of 35 U.S.C. § 271(e)(1).

2.3 Validity of Vanda’s Patents. Apotex hereby admits that, ****, the claims of the Patent Rights are valid and enforceable. Apotex hereby admits that, absent a license or applicable exemption under 21 U.S.C. § 271(e)(1), the commercial making, using, offering to sell, selling, and/or importation into the United States of a Generic Product is covered by one or more claims of the Patent Rights under 35 U.S.C. § 271. Within five days of the Effective Date, Vanda and Apotex shall execute and cause to be filed with the Court in the Litigation a consent judgment in the form attached hereto as Exhibit C (the “Consent Judgment and Injunction”). Subject to Article 2.4(d), the foregoing admissions and the Consent Judgment and Injunction shall be binding on Apotex and admissible against Apotex in any dispute or litigation between the parties regarding the Patent Rights, and Apotex shall not challenge such admission. Apotex shall not assist any Third Party in an action to invalidate or render unenforceable any Valid Claim, and Apotex shall not disclose any of its proprietary or confidential information relating to the validity or enforceability of any Valid Claim, except to the extent required by court order or other applicable law. This paragraph is limited to (a) the claims of issued patents within the Patent Rights as they exist as of the Effective Date and (b) the claims of patent applications within the Patent Rights as such claims are drafted as of the Effective Date and the claims issuing therefrom to the extent such issued claims are the same as

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drafted as of the Effective Date. For the avoidance of doubt, ****. Nothing herein shall prevent Apotex from maintaining a “Paragraph IV Certification” pursuant to 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (as amended or replaced) for its Generic Product with respect to the Patent Rights on the basis that any sale by Apotex in accordance with this Agreement will be a licensed sale.

2.4 Covenants. Vanda, for itself and its Affiliates, hereby covenants as of the Effective Date of this Agreement and thereafter during the time that this Agreement is in effect:

a) ****;

b) ****

c) ****.

3. LICENSE; EXCLUSIVITY WAIVER

3.1 License Grants. Subject to the terms and conditions of this Agreement, and effective on the Trigger Date, Vanda hereby grants to Apotex a non-exclusive, **** license under the Patents Rights to make, have made, use, sell, offer for sale and import the applicable Generic Products ****. For the avoidance of doubt, the use or resale of a Generic Product by a supplier or customer of Apotex following the Trigger Date, to the extent such Generic Product was first manufactured and sold by or on behalf of Apotex within the scope of the foregoing license, shall not constitute an infringement of the Patent Rights as set forth in this Agreement.

3.2 ****. With respect to the sale of Generic Product in accordance with this Agreement on or after the Trigger Dates provided for in Sections 1.12(a) and Sections 1.12(c), Vanda hereby grants to Apotex ****.

3.3 No Other Licenses. Except as otherwise provided herein, nothing in this Agreement shall be construed as: (a) an obligation to bring or prosecute actions or suits against Third Parties for infringement of any patent, whether within the Patent Rights or otherwise; (b)

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granting a license or conferring any right under any patent with respect to actions taken wholly after the expiration of such patent; (c) conferring a right to use in advertising, publicity, promotion or otherwise any of Vanda’s trademarks, including in the trademark Fanapt®, trade dresses, service marks, or other intellectual property other than the Patent Rights; or (d) granting by implication, estoppel or otherwise, any licenses or rights under the Patent Rights or any other patents.

3.4 Effect of an At-Risk Launch. For the avoidance of doubt, in the event that any entity other than Vanda or its Affiliates, or Apotex or its Affiliates, sells an unlicensed Generic Product on a date prior to the Trigger Date (the “Unlicensed Launch Date”), then the terms of Section 1.12(c) shall apply, including as modified, if at all, by Section 1.12(f).

4. TERM AND TERMINATION.

4.1 Term. Subject to Sections 4.2 and 4.3, this Agreement shall expire on the expiration of the last to expire of the Patent Rights; provided, however, that if there are no valid, issued patents within the Patent Rights, but there are at such time pending patent applications within the Patent Rights, then subject to the terms and conditions of this Agreement, the term of this Agreement shall continue for the pendency of such pending patent applications.

4.2 Termination for Cause. Either party may terminate this Agreement upon or after the material breach of any material provision of this Agreement by the other party if the other party has not cured such breach within **** after receipt of express written notice thereof by the non-breaching party. If this Agreement is terminated as the result of a material breach by Apotex prior to expiration of the last of the Patent Rights, then Apotex shall not make, have made, use, sell, offer for sale, import or distribute the applicable Generic Product until (i) there are no Valid Claims covering the Generic Product, (ii) a final decision by a court from which no appeal can be taken is entered holding that all of the said applicable Patent Rights as to as to such Generic Product are unpatentable or invalid or unenforceable or not infringed by the applicable Generic Product (for the avoidance of doubt, a court of appeals’ judgment or order is not “final” until issuance of the mandate); or (iii) a final decision by the U.S. Patent and Trademark Office, from which no appeal can be taken, is entered holding that all the said applicable Patent Rights as to such Generic Product are unpatentable, invalid or unenforceable (for the avoidance of doubt, a court of appeals’ judgment or order is not “final” until issuance of the mandate).

4.3 Termination for Challenge. Vanda shall have the right to immediately terminate this Agreement at any time after the Effective Date in the event Apotex contests or challenges, or supports or assists any Third Party to contest or challenge, with the U.S. Patent Office or any U.S. court, U.S. regulatory agency or other forum, Vanda’s ownership of or rights in, or the validity, enforceability or scope of, any of the Patent Rights in connection with a Generic Product.

4.4 Effect of Expiration or Termination. Expiration or termination of this Agreement shall not relieve the parties of any obligation accruing prior to such expiration or termination, and the provisions of Sections 1, 2.1, 3.3, 4.2, 4.4, 5, 7 and 8 shall survive the expiration or termination of this Agreement. No other provisions shall survive expiration or termination of this Agreement.

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5. CONFIDENTIALITY.

5.1 Confidentiality. Except as otherwise provided herein, until the date that is five (5) years after the expiration or earlier termination of this Agreement—except with respect to any Confidential Information constituting a trade secret, in which case the receiving party’s obligation pursuant to this paragraph continues in perpetuity, provided such receiving party has been informed as to the status of such Confidential Information as a trade secret—each party shall maintain in confidence all Confidential Information disclosed by the other party and the terms of this Agreement, and shall not use, grant the use of, or disclose to any Third Party any Confidential Information of the other party other than as expressly permitted hereby. Each party shall notify the other promptly upon discovery of any unauthorized use or disclosure of the other party’s Confidential Information or the terms of this Agreement.

5.2 Permitted Disclosures. Either party may disclose Confidential Information of the disclosing party (a) on a need-to-know basis, to such party’s directors, officers and employees to the extent such disclosure is reasonably necessary in connection with such party’s activities as expressly authorized by this Agreement, and (b) to those agents and consultants, and contract manufacturers who need to know such information to accomplish the purposes of this Agreement (collectively, “Permitted Recipients”); provided such Permitted Recipients are bound to maintain such Confidential Information in confidence at least to the same extent as set forth in Section 5.1.

5.3 Litigation and Governmental Disclosure. Each party may disclose Confidential Information of the other party to the extent such disclosure is reasonably necessary for prosecuting or defending litigation or complying with a court order or applicable law, governmental regulations or investigation, provided that if a party is required by court order, law or regulation (except for disclosure requested or required by the I.R.S.) to make any such disclosure of the other party’s Confidential Information it will give reasonable advance notice to the other party of such disclosure requirement and will use good faith efforts to assist such other party to secure a protective order or confidential treatment of such Confidential Information required to be disclosed.

5.4 Return of Confidential Information. Upon expiration or termination of this Agreement for any reason, the Receiving Party, upon receipt of a written request from the Disclosing Party, shall return to the Disclosing Party all copies of the Confidential Information received from the Disclosing Party hereunder, provided, however, that the Receiving Party’s legal counsel may retain one copy of such Confidential Information in a secure location solely for purposes of determining the Receiving Party’s continuing obligations under this Agreement.

5.5 Publicity. Except as expressly authorized hereunder, neither party shall make any publicity releases, interviews or other dissemination of information concerning this Agreement or its terms, or either party’s performance hereunder, to communication media, financial analysts or others without the prior written approval of the other party, which approval

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shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary in this Agreement, the parties understand and agree that either party, may disclose the existence and/or terms of this Agreement or other Confidential Information of the other party (a) to comply with its obligations under the law, including, without limitation, the United States Securities Act of 1933, as amended and the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”); (b) in order to comply with the listing standards, rules, regulations or agreements of any national or international securities exchange, The NASDAQ Global Market or New York Stock Exchange or other similar laws, rules or regulations of a governmental or regulatory authority; (c) to respond to an inquiry of a governmental authority or regulatory authority as required by law; or (d) in a judicial, administrative or arbitration proceeding. In any such event the party making such disclosure shall (i) provide the other party with as much advance notice as reasonably practicable of the required disclosure, (ii) cooperate with the other party in any reasonable attempt to prevent or limit the disclosure, and (iii) limit any disclosure to the specific purpose at issue. In furtherance of the foregoing, the parties acknowledge that Vanda will be permitted pursuant to the rules and regulations promulgated under the Exchange Act to file a Current Report on Form 8-K disclosing the entry into this Agreement by Vanda and a description of the terms and conditions hereof and thereof. In connection with any filing of a copy of this Agreement with the Securities and Exchange Commission, the filing party shall endeavor to obtain confidential treatment of economic and trade secret information, and shall keep the other party informed as to the planned filing (including, but not limited to providing the other party with the proposed filing reasonably in advance of making the planned filing) and consider the reasonable requests of the other party regarding such confidential treatment.

6. REPRESENTATIONS AND WARRANTIES.

6.1 Representations. Each party hereby represents and warrants as of the Effective Date to the other party that (a) the person executing this Agreement is authorized to execute this Agreement; (b) this Agreement is legal and valid and the obligations binding upon such party are enforceable by their terms; and (c) the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which such party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.2 Disclaimer of Warranties. Except as explicitly set forth herein, neither party makes any warranty, written, oral, express or implied, with respect to this Agreement. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT HEREBY ARE DISCLAIMED BY BOTH PARTIES.

6.3 Limitation of Liability. WITH THE EXCEPTION OF DAMAGES RESULTING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER THIS AGREEMENT OR ITS OBLIGATIONS UNDER SECTION 7 (INDEMNIFICATION), OR A BREACH BY APOTEX OF SECTION 2, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE FOR LOSS OF USE OR PROFITS OR OTHER COLLATERAL, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH CLAIMS ARE FOUNDED IN TORT OR CONTRACT.

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6.4 Equitable Relief Against Apotex. Apotex acknowledges and agrees that the obligations and undertakings of Apotex pursuant to Section 2 of this Agreement are reasonable and necessary to protect the legitimate interests of Vanda, that Vanda would not have entered into this Agreement in the absence of such provisions, and that Apotex’s material breach or threatened breach or failure to comply with Section 2 shall cause Vanda significant and irreparable harm, the amount of which shall be extremely difficult to estimate and ascertain, and for which money damages shall not be adequate. Apotex further acknowledges and agrees that Vanda shall have the right to apply to any court of competent jurisdiction for an injunction order restraining any material breach or threatened breach of Section 2 of this Agreement and specifically enforcing the terms and provisions of such Sections of this Agreement. Apotex agrees that it shall not challenge any of the foregoing acknowledgements and agreements in this Section concerning injunctive relief in any proceeding brought by Vanda.

7. INDEMNIFICATION.

7.1 Apotex shall indemnify, defend and hold harmless Vanda, its directors, managers, members, officers, employees, authorized subcontractors and agents (collectively the “Vanda Indemnified Parties”) from and against any and all liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorney’s fees and costs) (collectively, “Losses”) incurred as a result of any claims, demands, actions or other proceedings by a **** against a Vanda Indemnified Party, ****. Apotex’s obligation to indemnify Vanda Indemnified Parties shall exclude any claim asserted by any ****.

7.2 A Vanda Indemnified Party that intends to claim indemnification under this Section 7 shall promptly notify Apotex in writing of any claim, demand, action, or other proceeding in respect of which the Vanda Indemnified Party intends to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve Apotex of any of its obligations hereunder except to the extent Apotex is prejudiced by such failure. The Vanda Indemnified Party shall permit Apotex, at its discretion, to settle any such action, claim or other matter. Notwithstanding the foregoing, Apotex shall not enter into any settlement that would adversely affect the Vanda Indemnified Party’s rights hereunder, or impose any obligations on the Vanda Indemnified Party in addition to those set forth herein, in order for it to exercise such rights, without the Vanda Indemnified Party’s prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled without the prior written consent of Apotex, which shall not be unreasonably withheld or delayed. The Vanda Indemnified Party shall reasonably cooperate with Apotex and its legal representatives in the investigation and defense of any claim, demand, action, or other proceeding covered by the indemnification obligations of this Section 7.

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The Vanda Indemnified Party shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection at its own expense.

7.3 Vanda shall indemnify, defend and hold harmless Apotex, its directors, managers, members, officers, employees, authorized subcontractors and agents (collectively the “Apotex Indemnified Parties”) from and against any and all Losses (as defined above) incurred as a result of any claims, demands, actions or other proceedings by a **** against an Apotex Indemnified Party, ****. Vanda’s obligation to indemnify Apotex Indemnified Parties shall exclude any ****.

7.4 An Apotex Indemnified Party that intends to claim indemnification under this Section 7 shall promptly notify Vanda in writing of any claim, demand, action, or other proceeding in respect of which the Apotex Indemnified Party intends to claim such indemnification; provided, however, that failure to provide such notice within a reasonable period of time shall not relieve Vanda of any of its obligations hereunder except to the extent Vanda is prejudiced by such failure. The Apotex Indemnified Party shall permit Vanda, at its discretion, to settle any such action, claim or other matter. Notwithstanding the foregoing, Vanda shall not enter into any settlement that would adversely affect the Apotex Indemnified Party’s rights hereunder, or impose any obligations on the Apotex Indemnified Party in addition to those set forth herein, in order for it to exercise such rights, without the Apotex Indemnified Party’s prior written consent, which shall not be unreasonably withheld or delayed. No such action, claim or other matter shall be settled without the prior written consent of Vanda, which shall not be unreasonably withheld or delayed. The Apotex Indemnified Party shall reasonably cooperate with Vanda and its legal representatives in the investigation and defense of any claim, demand, action, or other proceeding covered by the indemnification obligations of this Section 7. The Apotex Indemnified Party shall have the right, but not the obligation, to be represented in such defense by counsel of its own selection at its own expense.

8. GENERAL PROVISIONS.

8.1 Notices. All notices hereunder shall be delivered by facsimile (confirmed by overnight delivery), or by overnight delivery with a reputable overnight delivery service, to the following address of the respective parties:

If to Vanda:	Vanda Pharmaceuticals Inc. 2200 Pennsylvania Avenue, N.W. Washington, DC 20037 Attn: Chief Executive Officer Facsimile:

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with a copy to:	Vanda Pharmaceuticals Inc. 2200 Pennsylvania Avenue, N.W. Washington, DC 20037 Attn: General Counsel Facsimile:

If to Apotex:	Apotex Inc. Attn: Chief Executive Officer 150 Signet Drive Toronto, Ontario M9L 1T9 Canada

with a copy to

(which shall not constitute and is not necessary for notice):

Mark Mitchell

Senior Patent Counsel, Global Intellectual Property Dept.

Apotex Inc.

150 Signet Drive

Toronto, Ontario M9L 1T9

Canada

Email: ****

and

Stephen R. Auten

Taft Stettinius & Hollister

111 East Wacker Drive, Suite 2800

Chicago, IL 60601

Email: ****

Notices shall be effective on the day of receipt. A party may change its address listed above by notice to the other party given in accordance with this Section 8.1.

8.2 Entire Agreement. The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties and supersede all prior written or oral agreements or understandings with respect to the subject matter hereof. No modification of any of the terms of this Agreement, or any amendments thereto, shall be deemed to be valid unless in writing and signed by an authorized agent or representative of both parties hereto. No course of dealing or usage of trade shall be used to modify the terms and conditions herein. This Agreement shall be binding on each of Apotex and Vanda and their respective permitted successors and assigns.

8.3 Waiver. None of the provisions of this Agreement shall be considered waived by any party hereto unless such waiver is agreed to, in writing, by authorized agents of such party. The failure of a party to insist upon strict conformance to any of the terms and conditions hereof, or failure or delay to exercise any rights provided herein or by law shall not be deemed a waiver of any rights of any party hereto.

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CONFIDENTIAL TREATMENT REQUESTED

8.4 Obligations to Third Parties. Each party warrants and represents that this Agreement does not conflict with any contractual obligations, expressed or implied, undertaken with any Third Party.

8.5 Assignment. Neither party shall assign this Agreement or any part hereof or any interest herein (whether by operation of law or otherwise) to any Third Party (or use any subcontractor) without the written approval of the other party, which shall not be unreasonably withheld, conditioned, or delayed; provided, however, that either party may assign this Agreement without such consent (i) to any Affiliate; and (ii) in the case of a merger, consolidation, change in control or sale of all or substantially all of the assets related to this Agreement, provided further that with respect to Apotex, any such Affiliate or Third Party agrees to be bound by the terms and conditions of this Agreement. No assignment shall be valid unless the permitted assignee(s) assumes all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of its obligations hereunder. Any purported assignment in violation of this Section 8.5 shall be void.

8.6 Governing Law. Any action brought regarding the validity, construction or enforcement of this Agreement shall be governed in all respects by the laws of the State of Delaware, without regard to the principles of conflicts of laws. The federal and state courts in the State of Delaware shall have exclusive jurisdiction over the parties hereto in all such actions, and each party irrevocably consents to the personal jurisdiction of those courts and agrees not to challenge the venue of such courts or to seek to transfer any such action to any other forum.

8.7 Severability. If any term or provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

8.8 Headings, Interpretation. The headings used in this Agreement are for convenience only and are not part of this Agreement.

8.9 Counterparts. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of this page intentionally blank]

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly-authorized representatives effective as of the Effective Date.

VANDA PHARMACEUTICALS INC.

By:

Name:

Title:

APOTEX CORP.

By:

Name:

Title:

APOTEX INC.

By:

Name:

Title:

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

Fanapt Products

PRODUCT

****

****

****

****

****

****

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

US Patent No. 8,586,610

US Patent No. 9,138,432

****

****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Consent Judgement

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

VANDA PHARMACEUTICALS INC., Plaintiff, v. APOTEX INC. and APOTEX CORP.,	) ) ) ) ) ) ) ) )	C.A. No. 15-00922—GMS
Defendants.	)

STIPULATION FOR ENTRY OF CONSENT JUDGMENT AND

PERMANENT INJUNCTION AS TO APOTEX INC. AND APOTEX CORP.

Plaintiff Vanda Pharmaceuticals Inc. and Defendants Apotex Inc. and Apotex Corp. having met, conferred, and agreed to resolve their dispute upon execution of a separate License Agreement, hereby stipulate to entry of the executed Consent Judgment and Permanent Injunction submitted herewith, subject to the Court’s approval.

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

Jack B. Blumenfeld (#1014)

Karen Jacobs (#2881)

Derek J. Fahnestock (#4705)

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899

(302) 658-9200

jblumenfeld@mnat.com

kjacobs@mnat.com

dfahnestock@mnat.com

Attorneys for Plaintiff

Vanda Pharmaceuticals Inc.

OF COUNSEL:

Nicholas Groombridge

Eric Alan Stone

Kira A. Davis

Josephine Young

Daniel J. Klein

James Razick

PAUL, WEISS, RIFKIND, WHARTON

      & GARRISON LLP

1285 Avenue of the Americas

New York, NY 10019

(212) 373-3000

SMITH KATZENSTEIN & JENKINS LLP

Neal C. Belgam (No. 2721)

Eve H. Ormerod (No. 5369)

1000 West Street, Suite 1501

P.O. Box 410

Wilmington, DE 19899 (courier 19801)

302-652-8400

nbelgam@skjlaw.com

Attorneys for Defendants

Apotex Inc. and Apotex Corp.

OF COUNSEL:

Richard T. Ruzich

Stephen R. Auten

Joseph Bennett-Paris, Ph.D.

TAFT STETTINIUS & HOLLISTER LLP

111 East Wacker Drive—Suite 2800

Chicago, IL 60601

312-527-4000

rruzich@taftlaw.com

sauten@taftlaw.com

Dated: February 10, 2017

2

CONFIDENTIAL TREATMENT REQUESTED

IN THE UNITED STATES DISTRICT COURT

FOR THE DISTRICT OF DELAWARE

VANDA PHARMACEUTICALS INC., Plaintiff, v. APOTEX INC. and APOTEX CORP.,	) ) ) ) ) ) ) ) )	C.A. No. 15-[XXX]—GMS
Defendants.	)

CONSENT JUDGMENT AND PERMANENT INJUNCTION

AS TO APOTEX INC. AND APOTEX CORP.

This matter is before the Court on the unopposed motion of Plaintiff Vanda Pharmaceuticals Inc. (“Vanda”) and Defendants Apotex Inc. and Apotex Corp. (together, “Apotex”).

WHEREAS, Vanda owns United States Patent Nos. 8,586,610 (“the ’610 patent”) and 9,138,432 (“the ’432 patent”).

WHEREAS, Apotex Inc. submitted Abbreviated New Drug Application No. 208367 (“Apotex’s ANDA”) to the FDA under 21 U.S.C. § 355(j) seeking to obtain approval to commercially manufacture and sell generic iloperidone.

WHEREAS, in this Action, Vanda alleges that Apotex infringed one or more of claims 1-9, 11-13, and 16 of the ’610 patent and claim 1 of the ’432 patent under 35 U.S.C. § 271(e)(2) by virtue of Apotex Inc.’s submission of Apotex’s ANDA to the FDA.

WHEREAS, in this Action, Vanda alleges that it would be irreparably harmed if Apotex were not enjoined from infringing or actively inducing or contributing to infringement of one or more of claims 1-9, 11-13, and 16 of the ‘610 patent and claim 1 of the ’432 patent.

WHEREAS, in this Action, Vanda requested that this Court enter a permanent injunction enjoining Apotex from infringing the ’610 and ’432 patents.

WHEREAS, in this Action, Apotex has denied that the ‘610 patent or the ‘432 patent is valid, enforceable, and infringed by the product described in Apotex’s ANDA.

WHEREAS, Vanda and Apotex have reached an agreement to finally settle the Litigation as set forth in this Consent Judgment and Permanent Injunction as to Apotex and a separate License Agreement (“License Agreement”), which is contemporaneously and separately being executed.

WHEREAS, final settlement of this Action will help Vanda and Apotex avoid the substantial uncertainty and risks involved with prolonged litigation.

WHEREAS, final settlement of this Action will permit Vanda and Apotex to save litigation costs, as well as adhere to the judicially recognized mandate that encourages the settlement of litigation whenever possible.

WHEREAS, final settlement of the Action serves the public interest by saving judicial resources and avoiding the risks to each of Vanda and Apotex associated with infringement.

WHEREAS, Vanda and Apotex each consent to personal jurisdiction in Delaware for purposes of enforcing the License Agreement.

IT IS HEREBY ORDERED, DECREED, and ADJUDGED as follows:

1. The Court has jurisdiction over Vanda and Apotex and the subject matter of this Litigation.

2

2. Apotex acknowledges Vanda’s ownership and standing to sue for infringement of United States Patent Nos. 8,586,610 (“the ’610 patent”) and 9,138,432 (“the ’432 patent”).

3. Apotex acknowledges that the ’610 and ’432 patents are valid and enforceable, as described more fully and subject to the restrictions contained in the License Agreement.

4. Apotex acknowledges that it has technically infringed the ’610 and ’432 patents under 35 U.S.C. § 271(e)(2) and that Vanda did not authorize the commercial manufacture, use, sale, offer for sale, importation and distribution of the product described in Apotex’s ANDA.

5. Apotex and its affiliates are permanently enjoined as of the date hereof from infringing the ’610 and ’432 patents by the commercial manufacture, use, offer to sell, sale, importation, or distribution of any generic iloperidone products that are the subject of Apotex’s ANDA that is not pursuant to a license granted by Vanda or otherwise exempt from infringement under 35 U.S.C. § 271(e)(1), and from inducing others to infringe or contributing to the infringement of the ’610 and ’432 patents by inducing others to manufacture, use, offer to sell, sale, import, or distribute or contributing to others’ manufacture, use, offer for sale, sale, importation, or distribution of any generic iloperidone products that are the subject of Apotex’s ANDA that is not pursuant to a license granted by Vanda or otherwise exempt under 35 U.S.C. § 271(e)(1).

6. All claims and counterclaims in this Action are hereby dismissed without prejudice.

7. Each party shall bear its own costs and attorneys’ fees.

3

8. This Court shall retain jurisdiction over Apotex and Vanda for the purpose of enforcing the terms of this Consent Judgment and Permanent Injunction and over any matters related to or arising from the interpretation or enforcement of the License Agreement or any legal or equitable claim concerning the License Agreement by any third party.

IT IS SO ORDERED, DECREED AND ADJUDGED this             day of             , 2016 by:

The Honorable Gregory M. Sleet

United States District Judge

4

Agreed to:

MORRIS, NICHOLS, ARSHT & TUNNELL LLP

Jack B. Blumenfeld (#1014)

Karen Jacobs (#2881)

Derek J. Fahnestock (#4705)

1201 North Market Street

P.O. Box 1347

Wilmington, DE 19899

(302) 658-9200

jblumenfeld@mnat.com

kjacobs@mnat.com

dfahnestock@mnat.com

Attorneys for Plaintiff

Vanda Pharmaceuticals Inc.

OF COUNSEL:

Nicholas Groombridge

Eric Alan Stone

Kira A. Davis

Josephine Young

Daniel J. Klein

James Razick

PAUL, WEISS, RIFKIND, WHARTON

      & GARRISON LLP

1285 Avenue of the Americas

New York, NY 10019

(212) 373-3000

SMITH KATZENSTEIN & JENKINS LLP

Neal C. Belgam (No. 2721)

Eve H. Ormerod (No. 5369)

1000 West Street, Suite 1501

P.O. Box 410

Wilmington, DE 19899 (courier 19801)

302-652-8400

nbelgam@skjlaw.com

Attorneys for Defendants

Apotex Inc. and Apotex Corp.

OF COUNSEL:

Richard T. Ruzich

Stephen R. Auten

Joseph Bennett-Paris, Ph.D.

TAFT STETTINIUS & HOLLISTER LLP

111 East Wacker Drive—Suite 2800

Chicago, IL 60601

312-527-4000

rruzich@taftlaw.com

sauten@taftlaw.com

5